UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2006

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-133895	06-1637809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Connecticut Avenue

Norwalk, Connecticut 06850

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 13, 2006, Affinion Group, Inc. issued a press release announcing its results for the third quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this report.

Note: The information contained in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit
99.1	Press release dated November 13, 2006.

[SIGNATURE PAGE TO FOLLOW]

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP, INC.

Date: November 13, 2006	By:	/s/ Robert G. Rooney
	Name:	Robert G. Rooney
	Title:	Executive Vice President and Interim Chief Financial Officer

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EXHIBIT INDEX

Number	Exhibit
99.1	Press release dated November 13, 2006.

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